Amerindo Technology Fund
                         Supplement to Prospectus dated
                                February 1, 1999


         As of January 31, 1999, the Fund sold certain securities and realized a substantial short-term capital gain on the sale. This short-term gain is material ($5.94 per share based upon the outstanding shares of the Fund as of 1/31/99). In accordance with applicable tax law requirements and the Fund's regular procedures, the Fund anticipates distributing its net income for the year, including any net short term capital gains, prior to the end of the fiscal year, October 31, 1999. A distribution of short term capital gain (increased or decreased by all other realized short term capital gains and losses incurred during the course of the fiscal year) will be taxed to investors as ordinary income for federal income tax purposes. Any investor who acquires shares before the Fund pays this dividend will be required to include that dividend in ordinary income even though the dividend represents, in effect, a return of capital. Although there is no certainty that the Fund will pay a dividend or at what level the dividend will be paid, potential investors should be aware that this short term gain (if not reduced by other capital transactions during the course of the fiscal year) may have material tax consequences to them and should consult their tax advisers before investing in the Fund.